SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 15, 2001



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-19278                 13-3357370
       (State or other                (Commission                  (IRS
jurisdiction of incorporation)        file Number)           Identification No.)



     51 James Way, Eatontown, New Jersey                    07724
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code        (732) 542-2800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


     Osteotech, Inc. stated that Arthur A. Alfaro has departed from the Company, effective November 15, 2001, as its President and Chief Operating Officer. Richard W. Bauer, Osteotech's Chief Executive Officer will assume the additional responsibility of President, a position he held prior to Mr. Alfaro joining the Company in September, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 19, 2001

                                                      OSTEOTECH, INC.
                                           -------------------------------------
                                                       (Registrant)


                                      By:   /s/ Michael J. Jeffries
                                          --------------------------------------
                                            MICHAEL J. JEFFRIES
                                            Executive Vice President,
                                            Chief Financial Officer
                                            (Principal Financial Officer
                                            and Principal Accounting Officer)